Second Quarter 2015 Earnings Webcast & Conference Call July 30, 2015 Exhibit 99.2

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Mike Salop Senior Vice President, Investor Relations 2

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Safe Harbor 3 This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward- looking statements. Words such as "expects," "intends," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might" are intended to identify such forward-looking statements. Readers of this presentation of The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the "Risk Factors" section and throughout the Annual Report on Form 10-K for the year ended December 31, 2014. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic and trade downturns, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns, or non- performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to price, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including card associations, card-based payment providers, electronic, mobile and Internet-based services, digital currencies and related protocols, and other innovations in technology and business models; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole, including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents or clients; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the failure to realize anticipated financial benefits from these acquisitions, and events requiring us to write down our goodwill; failure to manage credit and fraud risks presented by our agents, clients and consumers; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place, including due to increased costs or loss of business as a result of increased compliance requirements or difficulty for us, our agents or their subagents in establishing or maintaining relationships with banks needed to conduct our services; decisions to change our business mix; adverse rating actions by credit rating agencies; cessation of or defects in various services provided to us by third-party vendors; our ability to realize the anticipated benefits from productivity and cost-savings and other related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to protect our brands and our other intellectual property rights and to defend ourselves against potential intellectual property infringement claims; changes in tax laws and unfavorable resolution of tax contingencies; our ability to attract and retain qualified key employees and to manage our workforce successfully; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment, such as: liabilities or loss of business resulting from a failure by us, our agents or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to protect consumers, or detect and prevent money laundering, terrorist financing, fraud and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations in the United States and globally, affecting us, our agents or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, customer due diligence, agent and subagent due diligence, registration, and monitoring requirements, and consumer protection; liabilities or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators, including those associated with compliance with or failure to comply with the settlement agreement with the State of Arizona, as amended; the potential impact on our business from the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau and similar legislation and regulations enacted by other governmental authorities related to consumer protection; liabilities resulting from litigation, including class-action lawsuits and similar matters, including costs, expenses, settlements and judgments; failure to comply with regulations and changes in expectations regarding consumer privacy and data use and security; effects of unclaimed property laws; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations or industry standards affecting our business; and (iii) other events, such as: adverse tax consequences from our spin-off from First Data Corporation; catastrophic events; and management's ability to identify and manage these and other risks.

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Hikmet Ersek President & Chief Executive Officer 4

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Solid performance amid challenging global environment  Consumer money transfer trends led by strength in U.S. outbound and westernunion.com  Business Solutions and Consumer Bill Pay delivered strong constant currency revenue growth*  Expanded operating margins (excluding charge)*  Returned $235 million to shareholders through dividends and repurchases Overview 2015 Adjusted EPS and CC Revenue Outlooks Raised* 5 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Consumer Accounts Banks, Wallets, Social Media Commercial Accounts Billers, Corporations, NGOs, Education, Governments WU Retail Retail locations, Kiosks, ATMs Vision: To be a leader in cross-border, cross-currency money transfer and payments Technology Regulatory and Compliance Settlement & FX WU Cross-Border Platform Cross-Border Consumer Money Transfer Cross-Border Payments Funds out Funds in C2C C2B • B2C • B2B Data management Retail, Digital, Direct 6

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Recently announced agreements 7

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. wu.com 29 on-line send markets 8 Payout to over 200 countries and territories

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Raj Agrawal Executive Vice President & Chief Financial Officer 9

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. $1,029 $988 $344 $362 $33 $34 Q2 2014 Q2 2015 Transaction Fee Foreign Exchange Other ($ in millions) $1,384 $1,406 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.  Consolidated revenue decreased 2% on a reported basis, or increased 4% constant currency*  Transaction fee revenue decreased 4%  Foreign exchange revenue increased 5% Revenue Q2 10

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  80% of Company revenue  Revenue decreased 3%, or increased 3% constant currency*  Total transactions increased 3%  Cross-border principal decreased 5%, or increased 2% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Consumer-to-Consumer Q2 11

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. C2C Transaction and Revenue Analysis 12 Q2 2015

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Regions Revenue Growth/ Decline Constant Currency Rev. Growth/ Decline* Transaction Growth/ Decline % of Company Revenue Europe and CIS -9% 2% 1% 20% North America -2% -1% 3% 19% Middle East and Africa -4% 1% 0% 16% Asia Pacific -5% 0% -3% 11% LACA 6% 13% 7% 9% westernunion.com 22% 28% 27% 5% Q2 2015 Consumer-to-Consumer 13 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Consumer-to-Business  11% of Company revenue  Revenue increased 8%, or 12% constant currency*  Business Solutions  7% of Company revenue  Revenue decreased 1%, or increased 9% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. C2B and B2B Q2 14

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. 19.8% 18.1% 20.7%* 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 2014 Q2 2015 Q2 2015 Operating Margin Q2  Adjusted operating margin increase • Primarily due to cost savings initiatives and the net impact of foreign currency movements, which were partially offset by increases in incentive compensation, compliance, and technology costs 15 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. (excluding charge) GAAP

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Operating margin increase • Primarily due to cost savings initiatives and the net impact of foreign exchange, partially offset by increased compliance costs and incentive compensation 22.7% 23.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 2014 Q2 2015 C2C Operating Margin Q2 16

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Adjusted operating margin increase • Primarily due to higher revenue and cost savings initiatives 16.2% -4.1% 18.3%* -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 2014 Q2 2015 Q2 2015 C2B Operating Margin Q2 17 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. (excluding charge) GAAP

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Operating Profit  Operating profit break-even compared to an operating loss of $3 million in the prior year period  The improvement was primarily due to lower amortization expense  Depreciation and amortization of approximately $12 million in the current quarter, compared to $15 million in the prior year period Business Solutions Operating Profit Q2 18

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. YTD 2015 Cash Flow from Operations $466 million Capital Expenditures $122 million Stock Repurchases $306 million Dividends Paid $160 million Cash Balance, June 30, 2015 $1.6 billion Debt Outstanding, June 30, 2015 $3.7 billion Financial Strength 19

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Revenue – Low to mid-single digit constant currency revenue* increase (previously low single digit increase) – Low to mid-single digit GAAP revenue decrease  Operating Profit Margin – Adjusted operating margin* of approximately 21% – GAAP operating margin of approximately 20%  Earnings per Share – Adjusted EPS* in a range of approximately $1.60 to $1.67 (previously in a range of approximately $1.58 to $1.65) – GAAP EPS in a range of approximately $1.55 to $1.62  Tax Rate – Adjusted effective tax rate* of approximately 13% – GAAP effective tax rate of approximately 12%  Cash Flow – Cash flow from operating activities of approximately $1 billion. The cash flow outlook excludes $100 million of anticipated final tax payments relating to the agreement announced with the U.S. Internal Revenue Service in December 2011. Some or all of these payments may occur in 2015. 2015 Outlook 20 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Questions & Answers 21

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Second Quarter 2015 Earnings Webcast & Conference Call July 30, 2015 Appendix 22

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change constant currency adjusted; operating income margin, excluding Paymap settlement agreement; EBITDA margin; adjusted EBITDA margin, excluding Paymap settlement agreement; diluted earnings per share, excluding Paymap settlement agreement; effective tax rate, excluding Paymap settlement agreement; Consumer-to-Consumer segment revenue change constant currency adjusted; Consumer-to- Consumer segment principal per transaction change constant currency adjusted; Consumer-to-Consumer segment cross- border principal change constant currency adjusted; Consumer-to-Consumer segment region and westernunion.com revenue change constant currency adjusted; Consumer-to-Business segment revenue change constant currency adjusted; Consumer-to-Business segment operating income margin, excluding Paymap settlement agreement; Business Solutions segment revenue change constant currency adjusted; Business Solutions segment EBITDA margin; 2015 operating income margin outlook, excluding Paymap settlement agreement; 2015 earnings per share outlook, excluding Paymap settlement agreement, net of income tax benefit; and 2015 tax rate outlook, excluding Paymap settlement agreement. Constant currency results assume foreign revenues are translated from foreign currencies to the U.S. dollar, net of the effect of foreign currency hedges, at rates consistent with those in the prior year. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year reported amounts. Amounts included below are in millions, unless indicated otherwise. Non-GAAP Measures 23

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 24 2Q14 3Q14 4Q14 FY2014 1Q15 2Q15 YTD 2Q15 Consolidated Metrics Revenues, as reported (GAAP) 1,405.6$ 1,440.9$ 1,409.9$ 5,607.2$ 1,320.9$ 1,383.6$ 2,704.5$ Foreign currency translation impact (a) 26.3 35.0 63.7 157.5 78.6 84.7 163.3 Revenues, constant currency adjusted 1,431.9$ 1,475.9$ 1,473.6$ 5,764.7$ 1,399.5$ 1,468.3$ 2,867.8$ Prior year revenues, as reported (GAAP) 1,385.9$ 1,408.8$ 1,421.9$ 5,542.0$ 1,350.8$ 1,405.6$ 2,756.4$ Revenue change, as reported (GAAP) 1% 2% (1)% 1% (2)% (2)% (2)% Revenue change, constant currency adjusted 3% 5% 4% 4% 4% 4% 4 % Operating income, as reported (GAAP) 278.3$ 314.1$ 276.1$ 1,140.5$ 272.3$ 250.8$ 523.1$ Less: Paymap settlement agreement (b) N/A N/A N/A N/A N/A 35.3 35.3 Operating income, excluding Paymap settlement agreement 278.3$ 314.1$ 276.1$ 1,140.5$ 272.3$ 286.1$ 558.4$ Operating income margin, as reported (GAAP) 19.8% 21.8% 19.6% 20.3% 20.6% 18.1% 19.3 % Operating income margin, excluding Paymap settlement agreement N/A N/A N/A N/A N/A 20.7% 20.6% 278.3$ 314.1$ 276.1$ 1,140.5$ 272.3$ 250.8$ 523.1$ 68.4 66.8 69.5 271.9 63.9 62.9 126.8 346.7$ 380.9$ 345.6$ 1,412.4$ 336.2$ 313.7$ 649.9$ N/A N/A N/A N/A N/A 35.3$ 35.3$ 346.7$ 380.9$ 345.6$ 1,412.4$ 336.2$ 349.0$ 685.2$ 19.8% 21.8% 19.6% 20.3% 20.6% 18.1% 19.3% 24.7% 26.4% 24.5% 25.2% 25.5% 22.7% 24.0 % N/A N/A N/A N/A N/A 25.2% 25.3 % Net income, as reported (GAAP) 193.8$ 234.1$ 221.5$ 852.4$ 203.9$ 189.3$ 393.2$ Less: Paymap settlement agreement, net of income tax benefit (b) N/A N/A N/A N/A N/A 24.2 24.2 Net income, excluding Paymap settlement agreement 193.8$ 234.1$ 221.5$ 852.4$ 203.9$ 213.5$ 417.4$ Diluted earnings per share ("EPS"), as reported (GAAP) ($-dollars) $0.36 $0.44 $0.42 $1.59 $0.39 $0.36 $0.75 Impact from Paymap settlement agreement, net of income tax benefit ($-dollars) N/A N/A N/A N/A N/A 0.05 0.05 Diluted EPS, excluding Paymap settlement agreement ($-dollars) N/A N/A N/A N/A N/A $0.41 $0.80 Diluted weighted-average shares outstanding 539.9 531.2 526.9 536.8 525.2 519.8 522.5 Effective tax rate, as reported (GAAP) 16.5% 14.2% 6.1% 12.0% 12.3% 8.5% 10.5 % Impact from Paymap settlement agreement, net of income tax benefit (b) N/A N/A N/A N/A N/A 3.3% 1.6 % Effective tax rate, excluding Paymap settlement agreement N/A N/A N/A N/A N/A 11.8% 12.1 % Operating income margin, as reported (GAAP) EBITDA margin Adjusted EBITDA margin, excluding Paymap settlement agreement Operating income, as reported (GAAP) Reversal of depreciation and amortization EBITDA (c) Less: Paymap settlement agreement (b) Adjusted EBITDA, excluding Paymap settlement agreement

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 25 2Q14 3Q14 4Q14 FY2014 1Q15 2Q15 YTD 2Q15 Consumer-to-Consumer Segment Revenues, as reported (GAAP) 1,132.1$ 1,150.9$ 1,125.3$ 4,485.8$ 1,038.3$ 1,101.5$ 2,139.8$ Foreign currency translation impact (a) 7.5 17.9 42.8 80.7 63.0 69.1 132.1 Revenues, constant currency adjusted 1,139.6$ 1,168.8$ 1,168.1$ 4,566.5$ 1,101.3$ 1,170.6$ 2,271.9$ Prior year revenues, as reported (GAAP) 1,108.8$ 1,128.1$ 1,146.5$ 4,433.6$ 1,077.5$ 1,132.1$ 2,209.6$ Revenue change, as reported (GAAP) 2% 2% (2)% 1% (4)% (3)% (3)% Revenue change, constant currency adjusted 3% 4% 2% 3% 2% 3% 3 % Principal per transaction, as reported ($ - dollars) 341$ 339$ 323$ 335$ 315$ 316$ 316$ Foreign currency translation impact (a) ($ - dollars) (2) — 12 3 19 23 21 Principal per transaction, constant currency adjusted ($ - dollars) 339$ 339$ 335$ 338$ 334$ 339$ 337$ Prior year principal per transaction, as reported ($ - dollars) 340$ 339$ 335$ 338$ 338$ 341$ 339$ Principal per transaction change, as reported 0% 0% (4)% (1)% (7)% (7)% (7)% Principal per transaction change, constant currency adjusted 0% 0% 0% 0% (1)% (1)% (1)% Cross-border principal, as reported ($ - billions) 19.7$ 20.0$ 19.2$ 77.2$ 17.5$ 18.8$ 36.3$ Foreign currency translation impact (a) ($ - billions) (0.1) — 0.8 0.8 1.1 1.3 2.4 Cross-border principal, constant currency adjusted ($ - billions) 19.6$ 20.0$ 20.0$ 78.0$ 18.6$ 20.1$ 38.7$ Prior year cross-border principal, as reported ($ - billions) 18.5$ 19.0$ 19.5$ 73.9$ 18.3$ 19.7$ 38.0$ Cross-border principal change, as reported 7% 5% (1)% 5% (4)% (5)% (4)% Cross-border principal change, constant currency adjusted 6% 5% 2% 6% 2% 2% 2%

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 26 2Q14 3Q14 4Q14 FY2014 1Q15 2Q15 YTD 2Q15 Consumer-to-Consumer Segment cont. Europe and CIS region revenue change, as reported (GAAP) 3% 1% (5)% 0% (9)% (9)% (9)% Europe and CIS region foreign currency translation impact (a) (1)% 2% 6% 1% 11% 11% 11 % Europe and CIS region revenue change, constant currency adjusted 2% 3% 1% 1% 2% 2% 2 % North America region revenue change, as reported (GAAP) 1% 2% 0% 1% (2)% (2)% (2)% North America region foreign currency translation impact (a) 0% 0% 1% 0% 2% 1% 1 % North America region revenue change, constant currency adjusted 1% 2% 1% 1% 0% (1)% (1)% Middle East and Africa region revenue change, as reported (GAAP) 6% 3% (3)% 2% (6)% (4)% (5)% Middle East and Africa region foreign currency translation impact (a) 0% 1% 3% 1% 5% 5% 5 % Middle East and Africa region revenue change, constant currency adjusted 6% 4% 0% 3% (1)% 1% 0 % APAC region revenue change, as reported (GAAP) 1% 1% (3)% 0% (6)% (5)% (6)% APAC region foreign currency translation impact (a) 1% 1% 4% 2% 4% 5% 5 % APAC region revenue change, constant currency adjusted 2% 2% 1% 2% (2)% 0% (1)% LACA region revenue change, as reported (GAAP) (13)% (3)% (3)% (6)% 4% 6% 5 % LACA region foreign currency translation impact (a) 6% 7% 7% 8% 6% 7% 7 % LACA region revenue change, constant currency adjusted (7)% 4% 4% 2% 10% 13% 12 % westernunion.com region revenue change, as reported (GAAP) 31% 21% 19% 28% 17% 22% 20 % westernunion.com region foreign currency translation impact (a) (1)% (1)% 4% 1% 6% 6% 6 % westernunion.com region revenue change, constant currency adjusted 30% 20% 23% 29% 23% 28% 26%

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 27 2Q14 3Q14 4Q14 FY2014 1Q15 2Q15 YTD 2Q15 Consumer-to-Business Segment Revenues, as reported (GAAP) 145.9$ 150.4$ 155.3$ 598.8$ 157.8$ 157.9$ 315.7$ Foreign currency translation impact (a) 18.8 18.1 16.6 70.1 6.3 4.9 11.2 Revenues, constant currency adjusted 164.7$ 168.5$ 171.9$ 668.9$ 164.1$ 162.8$ 326.9$ Prior year revenues, as reported (GAAP) 153.0$ 152.3$ 149.5$ 608.5$ 147.2$ 145.9$ 293.1$ Revenue change, as reported (GAAP) (5)% (1)% 4% (2)% 7% 8% 8 % Revenue change, constant currency adjusted 8% 11% 15% 10% 11% 12% 12 % Operating income/(loss), as reported (GAAP) 23.6$ 23.2$ 22.1$ 98.7$ 29.5$ (6.4)$ 23.1$ Less: Paymap settlement agreement (b) N/A N/A N/A N/A N/A 35.3 35.3 Operating income, excluding Paymap settlement agreement 23.6$ 23.2$ 22.1$ 98.7$ 29.5$ 28.9$ 58.4$ Operating income/(loss) margin, as reported (GAAP) 16.2% 15.4% 14.2% 16.5% 18.7% (4.1)% 7.3 % Operating income margin, excluding Paymap settlement agreement N/A N/A N/A N/A N/A 18.3% 18.5 % Business Solutions Segment Revenues, as reported (GAAP) 98.2$ 105.8$ 101.2$ 404.6$ 98.0$ 97.6$ 195.6$ Foreign currency translation impact (a) (0.3) (1.6) 3.7 4.5 8.1 9.4 17.5 Revenues, constant currency adjusted 97.9$ 104.2$ 104.9$ 409.1$ 106.1$ 107.0$ 213.1$ Prior year revenues, as reported (GAAP) 98.3$ 101.6$ 100.2$ 392.9$ 99.4$ 98.2$ 197.6$ Revenue change, as reported (GAAP) 0% 4% 1% 3% (1)% (1)% (1)% Revenue change, constant currency adjusted 0% 3% 5% 4% 7% 9% 8 % Operating income/(loss), as reported (GAAP) (3.3)$ (0.2)$ (5.0)$ (12.1)$ 2.1$ (0.4)$ 1.7$ Reversal of depreciation and amortization 14.8 13.7 12.7 56.1 12.2 12.2 24.4 EBITDA (c) 11.5$ 13.5$ 7.7$ 44.0$ 14.3$ 11.8$ 26.1$ Operating income/(loss) margin, as reported (GAAP) (3.4)% (0.2)% (4.9)% (3.0)% 2.1% (0.4)% 0.9 % EBITDA margin 11.7% 12.8% 7.6% 10.9% 14.6% 12.1% 13.3%

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 28 Non-GAAP related notes: (a) (b) (c) Represents the impact from a settlement agreement reached with the Consumer Financial Protection Bureau regarding the Equity Accelerator service of Paymap, Inc., a subsidiary of the Company. Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") results from taking operating income and adjusting for depreciation and amortization expenses. EBITDA results provide an additional performance measurement calculation which helps neutralize the operating income effect of assets acquired in prior periods. 2015 Outlook Metrics 2015 Operating Income Margin Outlook Operating income margin (GAAP) 20 % Impact for Paymap settlement agreement (b) 1 % Operating income margin, excluding Paymap settlement agreement 21% 2015 EPS Outlook EPS guidance (GAAP) ($-dollars) 1.55$ 1.62$ Impact from Paymap settlement agreement, net of income tax benefit (b) ($ - dollars) 0.05 0.05 EPS guidanc , excluding Paymap settlement greem nt, net of income tax benefit ($ - dollars) 1.60$ 1.67$ 2015 Tax Rate Outlook Full year effective tax rate (GAAP) 12 % Impact from Paymap settlement agreement, net of income tax benefit (b) 1 % Full year effective tax rate, excluding Paymap settlement agreement 13 % Range